Goodwill and acquisitions	6 Months Ended
Jun. 30, 2023
Goodwill and acquisitions [Abstract]
Goodwill and acquisitions
13. Goodwill and acquisitions
Goodwill in relation to subsidiary undertakings decreased by £156.6 million in the period. This movement primarily relates to the impact of currency translation of £320.8 million and impairment charges of £52.9 million. This is offset by the recognition of goodwill and fair value adjustments arising from M&A activity in the current and prior year of £217.1 million.
The contribution to revenue and operating profit of acquisitions completed in the period was not material. There were no material acquisitions completed during the period ended 30 June 2023 or between 30 June 2023 and the date the interim financial statements were approved.